UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 23, 2013

STANDARD GOLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-14319	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Walnut Street, Gadsden, Alabama 35901
(Address of principal executive offices)

(888) 960-7347

Registrant's telephone number, including area code

___________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of our stockholders held on August 23, 2013, our stockholders (i) elected Four (4) members of the Board of Directors to one-year terms and (ii) ratified the appointment of Turner Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

Set forth below are the voting results for these proposals:

Proposal 1: As to the election of directors, the number of votes cast in favor of each nominee was as follows:

Director Nominee Name	Number of Votes For	Number of Votes Against
SHARON ULLMAN	33,550,748	5,805
ALFRED RAPETTI	33,550,748	5,805
TINA GREGERSON	33,550,748	5,805
MICHAEL MARKIEWICZ	33,550,748	5,805

Proposal 2: To ratify the appointment of Turner Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, the voting was as follows:

Number of Votes For	Number of Votes Against	Abstentions
34,732,312 Common Shares	805 Common Shares	32,924 Common Shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2013	STANDARD GOLD HOLDINGS, INC.

	By:	/s/ Sharon L. Ullman
Sharon L. Ullman
Chief Executive Officer